SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2007

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

1700 Perimeter Park Drive, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 14, 2007, Salix Pharmaceuticals, Ltd. issued a press release announcing that it will report fourth quarter 2006 and fiscal year ended 2006 financial results before the market opens on Wednesday, February 28, 2007. A copy of this press release is attached as Exhibit 99.1.

Additionally, on February 14, 2007, Salix Pharmaceuticals, Ltd. issued a press release announcing that it will present at the 19th Annual Roth Capital Partners Growth Stock Conference in Laguna Niguel, California, on Wednesday, February 21, 2007, at 2:00 p.m., ET. A copy of this press release is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press release dated February 14, 2007.

99.2	Press release dated February 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: February 14, 2007
/s/ Adam C. Derbyshire
Adam C. Derbyshire
Senior Vice President and Chief Financial Officer